UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Financial Institutions, Inc.

(Exact name of Registrant as Specified in Its Charter)

New York	0-26481	16-0816610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street
Warsaw, New York		14569
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 585 786-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FISI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Financial Institutions, Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”) on May 28, 2025. At the Annual Meeting, shareholders approved the Second Amended and Restated 2015 Long-Term Incentive Plan (the “Plan”) to (1) increase the number of shares available for issuance under the Plan by 400,000 shares, (2) extend the term of the Plan until May 28, 2035, and (3) combine the limit of the grant date fair value of equity-based awards and the limit of the amount of cash-based awards and other fees payable to a director in any given calendar year to $300,000 for incumbent directors and increase the combined limit to $500,000 for the chairman of the board, and new non-employee directors during their first year of service. A description of the material terms of the Plan is contained in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 14, 2025 (“2025 Proxy”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders considered four proposals as described in the Company’s 2025 Proxy. As of April 2, 2025, the record date, there were 20,109,712 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting.

The final results of the voting on the matters submitted to shareholders at the Annual Meeting are set forth below.

Proposal 1. Election of Directors. Shareholders elected Martin K. Birmingham, Bruce W. Harting, Robert L. Schrader, and Kim E. VanGelder to serve as directors until the Company’s 2028 Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified, and Angela J. Panzarella to serve as director until the Company’s 2027 Annual Meeting of Shareholders, and until her respective successor is duly elected and qualified.

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Martin K. Birmingham	15,021,254	1,418,767	1,915,489
Bruce W. Harting	15,024,386	1,415,635	1,915,489
Angela J. Panzarella	15,411,266	1,028,755	1,915,489
Robert L. Schrader	15,429,552	1,010,469	1,915,489
Kim E. VanGelder	14,908,054	1,531,967	1,915,489

Proposal 2. Advisory Vote to Approve the Compensation of our Named Executive Officers. Shareholders approved an advisory (non-binding) vote on the compensation of the Company’s named executive officers (“Say-on-Pay”) as described in the 2025 Proxy.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,171,061	3,203,190	65,770	1,915,489

Proposal 3. Approve the Second Amended and Restated 2015 Long-Term Incentive Plan. Shareholders approved the Company’s Second Amended and Restated 2015 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,350,846	2,066,025	23,150	1,915,489

Proposal 4. Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

FOR	AGAINST	ABSTAIN
17,777,141	565,303	13,066

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Financial Institutions, Inc.

Date:	May 29, 2025	By:	/s/ Samuel J. Burruano, Jr.
Samuel J. Burruano, Jr. Executive Vice President, Chief Legal Officer and Corporate Secretary